January 8, 2010

Supplement

SUPPLEMENT DATED JANUARY 8, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 30, 2009

The Board of Directors (the "Board") of Morgan Stanley Natural Resource Development Securities Inc. (the "Fund") approved an Agreement and Plan of Reorganization with respect to the Fund (the "Plan"), pursuant to which substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of such New Fund equal to the value of their holdings in the Fund (the "Invesco Reorganization"). The Plan is subject to the approval of the Fund's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Fund is anticipated to be distributed to shareholders of the Fund during the first quarter of 2010.

As previously announced, the Board also approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds, pursuant to which substantially all of the assets of the Fund would be combined with those of Commodities Alpha and shareholders of the Fund would become shareholders of Commodities Alpha, receiving shares of Commodities Alpha equal to the value of their holdings in the Fund (the "Commodities Alpha Reorganization"). The Commodities Alpha Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on January 12, 2010. If the Commodities Alpha Reorganization is consummated, shareholders of the Fund will not be asked to vote on the Invesco Reorganization and, as a result, will not receive a proxy statement related to the Invesco Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NRESPT2 01/10